Supplement to the
Fidelity® Agricultural Productivity Fund and Fidelity® Water Sustainability Fund
July 30, 2022
Prospectus

Janet Glazer no longer serves as Portfolio Manager of Fidelity ® Water Sustainability Fund.
The following information replaces similar information for Fidelity® Water Sustainability Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Aronson (Portfolio Manager) has managed the fund since 2023.
The following information replaces the biographical information for Fidelity® Water Sustainability Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Brian Aronson is Portfolio Manager of Fidelity® Water Sustainability Fund, which he has managed since 2023.  He also manages other funds. Since joining Fidelity Investments in 2022, Mr. Aronson has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Aronson served as a research analyst at Columbia Threadneedle Investments from 2011 to 2022.

DAS-DSW-PSTK-0623-101 1.9905029.101	June 30, 2023